                             SEPARATE ACCOUNT VA-K

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY


                 SUPPLEMENT TO PROSPECTUSES DATED APRIL 30, 2004

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Effective July 30, 2004, the investment objectives of the Delaware VIP Trust under the section entitled "INVESTMENT OBJECTIVES AND POLICIES" are amended to read in its entirety as follows:

DELAWARE VIP GROWTH OPPORTUNITIES SERIES - seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth.

DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES - seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income.

For more information, see the Prospectus Supplement for Delaware VIP Trust dated May 27, 2004.

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Effective September 24, 2004, Mondrian Investment Partners Ltd. ("Mondrian") replaced Delaware International Advisers Ltd. as the investment manager of the Delaware VIP International Value Equity Series of the Delaware VIP Trust. As of September 24, 2004, throughout the prospectuses any references to Delaware International Advisers Ltd. are deleted, and replaced by inserting references to Mondrian Investment Partners Ltd. ("Mondrian").

For more information, see the Prospectus Supplement for Delaware VIP Trust dated September 24, 2004.

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SUPPLEMENT DATED SEPTEMBER 30, 2004



AFLIAC/FAFLIC Exec Annuity Plus/Allmerica Advantage